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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 15, 2000


                            ZOLL MEDICAL CORPORATION
                    -----------------------------------------
               (Exact name of registrant as specified in charter)


                                  MASSACHUSETTS
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              000-20225                              04-2711626
      ------------------------            ------------------------------------
      (Commission file number)            (IRS employer identification number)


32 SECOND AVENUE, NORTHWEST PARK, BURLINGTON, MASSACHUSETTS            01803
-----------------------------------------------------------        ------------
        (Address of principal executive offices)                    (Zip code)


                                 (781) 229-0020
            --------------------------------------------------------
              (Registrant's telephone number, including area code)



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     ITEM 8. CHANGE IN NEXT FISCAL YEAR


     On September 15, 2000, the Board of Directors of Zoll Medical Corporation (the "Company") determined to change the Company's fiscal year end, beginning with the Company's next fiscal year, ending in September, 2001, from the Saturday closest to September 30 to the Sunday closest to September 30. This change does not effect the Company's current fiscal year ending September 30, 2000. As a result of the change in the Company's fiscal year, the Company's Annual Report on Form 10-K for the year ending September 30, 2001 will reflect the period from October 1, 2000 to September 30, 2001 rather than the period from October 1, 2000 to September 29, 2001.

     This change does not effect the Company's current fiscal year ending September 30, 2000.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZOLL MEDICAL CORPORATION


Date: September 15, 2000                By: /s/ Richard A. Packer
                                           -----------------------------------
                                           Richard A. Packer
                                           Chief Executive Officer and President




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